Financial expenses	12 Months Ended
Dec. 31, 2018
Financial expenses
Financial expenses

Note 9 - Financial expenses

Accounting policies

Financial expenses include interest expenses, as well as realized and unrealized exchange rate adjustments and fair value adjustments. In addition, expenses related to the royalty bond are amortized over the expected duration of the bond and recognized as financial expenses. The royalty bond is described further in note 20.

Interest expense is recognized in the income statement in accordance with the effective interest rate method.

DKK thousand	2018	2017	2016
Interest expenses from financial liabilities measured at amortized costs	15,080	18,913	32,157
Amortization of financing costs	18,347	5,748	8,369
Fair value adjustments of securities	1,389	0	0
Loss on sale of securities	881	0	0
Other financial expenses	1,625	949	255
Exchange rate adjustments	0	7,899	3,575
Total financial expenses	37,322	33,509	44,356